EXHIBIT 10.9

                 STRATEGIC ALLIANCE AND REPRESENTATION AGREEMENT

         This Agreement ("Agreement") is made as of the 29th day of March, 2000 by SFBC/Pharmaceutical Development Associates, Inc. ("PDA") a Florida corporation and ClinSites/LeeCoast Research Center Inc. ("LRC") a Florida corporation.

                                  INTRODUCTION

         PDA, directly and through an independent contractor, is in the business of marketing clinical research services to pharmaceutical manufacturing companies, distributors, clinical research organizations, and pharmaceutical consultants (collectively, the "Industry" or individually, a "Sponsor") related to branded generic and generic and pharmaceutical Studies (as defined below) and specialty formulation companies (the "Market").

         For purposes of this Agreement, a "Study" or "Studies" means any clinical research study and/or related bioanalytical analysis for a Sponsor or member of the Industry related to the Market.

         LRC has certain clinical research experience and personnel available which are necessary for the conduct of Studies with a particular emphasis on Studies related to single site clinical efficacy and safety trials, vasocontrictor and BA/BE studies; provided, however, that this specialty emphasis shall not be interpreted to limit or alter in any way the definition of "Study" or "Studies" as used herein.

         PDA desires to represent LRC on a worldwide basis for the purpose of placement of Studies at LRC for certain companies in the Market which are listed on Schedule A (the "Customers").

         LRC desires that PDA accept the appointment as its representative for marketing Studies, all upon the terms and conditions more specifically set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows with the intent to be legally bound hereby:

1. APPOINTMENT. LRC hereby appoints PDA and PDA agrees to accept such appointment to represent LRC as its marketing representative for Studies generated from Customers, subject to the terms and conditions set forth below.

2. SERVICES TO BE RENDERED BY PDA. PDA will use its best efforts to promote the business of LRC with respect to Studies in a manner that will preserve the goodwill and reputation of LRC, which duties shall include, but not be limited to, the following:


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         a.       PDA will advise LRC in developing a marketing plan for
                  generating Studies, which will include sales goals, individual Sponsor objectives and individual assignments to achieve the objectives. In addition sales calls/visit reports will be submitted to LRC by PDA within five (5) business days of their occurrence.

         b. PDA shall generate responses to proposal requests ("Proposals") for Studies from Sponsors. Proposals shall be in writing and shall describe the work to be performed for the Sponsor. The single site operation portion of the Proposal shall be presented by PDA to LRC, on a right of first refusal basis, if possible, at least thirty (30) days prior to the proposed start date of the Study. All Proposals shall be approved by LRC in writing (which shall include email) prior to submission to a Sponsor.

         c. PDA will maintain a project tracking list for all potential and contracted Studies.

         d. The single site operation portion of all Proposals shall be placed with LRC unless final terms (pricing or timing) are not acceptable to the Sponsor or LRC declines to bid on a Proposal; provided, however, that LRC shall be given three (3) business days to modify any terms to comply with a Sponsor's requirements before the Study can be placed elsewhere.

         e. In the event that LRC cannot reasonably complete its duties under an agreement within the time frame required by a Customer, PDA may utilize a competitor of LRC (including an affiliate of PDA) to assist LRC or complete the study.

3. SERVICES TO BE RENDERED BY LRC. LRC will grant PDA the exclusive marketing arrangement as described in paragraph 1 for Customers. Once a Proposal has been presented to LRC by PDA, LRC may either reject the Proposal or agree to it within 3 days. If accepted, contracts between LRC and the Sponsor or between PDA and LRC for PDA managed projects, shall be completed by LRC. LRC shall use its best efforts to complete the resulting Study in accordance with the contract related thereto.

4. WORLDWIDE CLIENTS. This Agreement applies to the Customers. In the event PDA subcontracts all or part of a Study to LRC, PDA shall have all rights and obligations applying to Sponsors, as set forth in this Agreement with respect to Studies and as generally prevalent in the Industry.

5.       PAYMENT FOR SERVICES

         a. LRC - In full payment for its services, LRC shall receive the fees set forth in the contract between LRC and the Sponsor for the Study (including PDA managed projects for which PDA is Sponsor).

         b. PDA - In full payment for its services, PDA shall be paid commission payments based on the amount of money actually collected by LRC under its contracts for Studies, as invoiced (defined as total payments minus credits relating to any Study

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                  or Studies for which any amount has been collected) which are initiated and negotiated by PDA for LRC and as follows:

                  i.       PDA managed Studies.

------------------------------------------- ------------------------------------
Type of Project
------------------------------------------- ------------------------------------
Phase  II,  III,  IV Single  Site  Clinical  3% of Total Revenue
Equivalence Efficacy Studies
------------------------------------------- ------------------------------------
Phase I                                      3% of Total Revenue
Bioequivalence/Bioavailability
------------------------------------------- ------------------------------------
Phase  II,  III,  IV  Multi  Site  Efficacy  3% of Total Revenue
Studies
------------------------------------------- ------------------------------------
Dermal Safety and Pharmaco Dynamic           3% of Total Revenue
------------------------------------------- ------------------------------------
 Vasoconstrictor Studies                     2% of Total Revenue
------------------------------------------- ------------------------------------

                  ii.      Projects with the Sponsor contracted directly by LRC.

---------------------------------------- ---------------------------------------
Type of Project
---------------------------------------- ---------------------------------------
Phase II, III, IV Single Site  Efficacy  5% of Total Revenue
Studies
---------------------------------------- ---------------------------------------
Phase I                                  5% of Total Revenue
Bioequivalence/Bioavailability
---------------------------------------- ---------------------------------------
Phase II, III, IV  Multi-Site  Efficacy  5% of Total Revenue
Studies
---------------------------------------- ---------------------------------------
Dermal Safety and Pharmaco               5% of Total Revenue
Dynamic Studies
---------------------------------------- ---------------------------------------
Vasoconstrictor Studies                  4% of Total Revenue
---------------------------------------- ---------------------------------------

                  iii. PDA's commission payments shall be earned at the end of the month in which such payments are collected by LRC from the Sponsors. Payments are due to PDA by the 10th of the month following the month collected.

         c. Expenses and Benefits. PDA shall pay all of its own expenses, including but not limited to, office space, travel and entertainment expenses, secretarial assistance, office supplies and benefits, except that LRC shall pay reasonable travel expenses for PDA employees and consultants for trips specifically requested by LRC. PDA shall market LRC services at all appropriate conferences and exhibits. LRC is responsible for all promotional material and prorated expenses for US conferences or exhibits it wishes to attend as a co-exhibitor.

6. TERM OF AGREEMENT. This Agreement shall commence on the date hereof and shall continue until March 31, 2003 or until terminated by either party in accordance with the following provisions:

         a. This Agreement may be terminated by mutual written consent at any time.

         b. If an Event of Default occurs (as defined in paragraph 12), this Agreement may be terminated by the non-defaulting party within 30 days of its receipt of written notice, unless such Event of Default is cured within the 30 day period.

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         c.       Except as described in paragraph 6d. below, this Agreement may be terminated by either party after the = first anniversary of the signing of the Agreement upon one hundred and eighty (180) days' prior written notice to the other party.

         d. In the event that a third party (or parties) acquires control of LRC (or purchases all or substantially all of LRC's assets) and that third party (or parties) is (i) not owned or controlled by SFBC International, Inc., (ii) not owned or controlled by the management of LRC or (iii) owned or controlled by an individual or group of individuals or entities which have been directly engaged in the business of, among other things, operating single site Phase I clinics which provide services to the Market (for example, MDS Harris, MDS Phoenix, PMRI, Biovial, PPD, Anapharm, Pracs and Pharmakinetics are currently engaged in this business), then PDA may terminate this Agreement upon 30 days' written notice.

         e. In the event of any termination, whether in case of an Event of Default or not, the parties agree that (i) any fees earned prior to the effective date of termination shall be paid in full, (ii) any Study under contract or in process in the laboratory shall be completed and commission paid as payments received by LRC, and (iii) all other rights and obligations hereunder shall cease, except for confidentiality in paragraph 7, including any rights of first refusal and exclusivity.

7.       CONFIDENTIALITY.

         a. For the purposes of this Agreement "Confidential Information" with regard to LRC shall mean any written information relating the business of LRC that has not been previously released by duly authorized representatives of LRC, and shall include but not be limited to the following: studies under contract, marketing plans, protocols, financial information, assays, formulations, test results, computer programs and any information about Study participants.

         b. For purposes of this Agreement, "Confidential Information" with regard to PDA shall mean any written information relating to the business of PDA that has not been previously released by duly authorized representatives of PDA and shall include but not be limited to the following: pharmaceutical companies with whom PDA has an exclusive relationship,

         c. LRC and PDA agree not to disclose the Confidential Information of the other to any individual or entity, in any manner, directly or indirectly, during the term of this Agreement or thereafter. Each party may, however, disclose Confidential Information to their employees, agents, and/or consultants, and to Sponsors with a need to know in order to conduct the business described hereunder. Otherwise, the release of Confidential Information shall require the prior written consent of an authorized officer of PDA or LRC, as the case may be.

         d. In the event this Agreement is terminated, the parties agree to promptly return all of the other's Confidential Information upon request.

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         e.       The provisions of paragraph 7 shall survive termination of this Agreement for a period of 5 years.

8.       EXCLUSIVITY AND RIGHT OF FIRST REFUSAL.

         a. As partial consideration for this Agreement, PDA agrees to provide LRC with a right of first refusal for all Studies arising from the companies listed on Schedule A, including, without limitation,

                  i.       Phase II, III, IV Single Site Efficacy Studies
                  ii.      Phase I, BA/BE Studies
                  iii. Dermal Safety and Pharmaco Dynamic Studies (Vasoconstrictor)

         b. LRC agrees that in the event a Sponsor not in Attachment 1 requests a proposal directly from LRC for a managed project or clinical efficacy safety study that LRC does not have the capability to under take, LRC shall refer the Sponsor to PDA and shall inform PDA of such referral. PDA will pay LRC a commission for such projects as listed in paragraph 5.b.ii.

9. ENTIRE AGREEMENT, AMENDMENT. This Agreement constitutes the entire Agreement between the parties in connection with the subject matter hereof, and supersedes all prior and contemporaneous understandings of the parties. This Agreement may not be modified or amended except by an agreement in writing signed by both parties, and consented to by Pacific Capital, L.P.

10. INDEPENDENT CONTRACTOR. The parties agree that PDA will act as an independent contractor pursuant to this Agreement and that nothing herein shall create an agency, partnership, joint venture or other relationship between PDA and LRC. Furthermore, PDA understands and agrees that it has no authority to make or imply any commitments which are binding upon LRC and agrees that it will act only at LRC's direction.

11. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida.

12. DEFAULT. Either party hereto shall be considered to have committed an "Event of Default" under this agreement if it (i) fails to comply in any material respect with the terms and conditions of this Agreement
         (ii) discloses any Confidential Information of the other, except as permitted by paragraph 8; (iii) breaches any of the exclusivity and right of first refusal provisions of paragraph 7.

13. ASSIGNMENT. This Agreement and the rights and obligations hereunder may not be assigned by either party to any other entity without the written approval of both parties.

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         A change in the controlling equity ownership of either party shall not be deemed an assignment.

14. NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed received if sent by certified or registered mail, return receipt requested, or by a nationally recognized overnight carrier, prepaid to the following addresses:

If to LeeCoast Research Center:

                  3949 Evans Avenue, Suite 300
                  Ft. Myers, Florida  33901
                  Attention:  Barrie Phillips

         If to PDA:

                  8701 Mallard Creek Road
                  Charlotte, North Carolina  28262
                  Attention:  D. Scott Davis

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date written above.

                                    LEECOAST RESEARCH CENTER

                                    By:     /s/ Barrie M. Phillips
                                            ------------------------------------

                                    Name:   Barrie M. Phillips
                                            ------------------------------------

                                    Title:  President
                                            ------------------------------------


SFBC/PDA

                                    By:     /s/ Arnold Hantman
                                            ------------------------------------

                                    Name:   Arnold Hantman
                                            ------------------------------------

                                    Title:  Vice-President
                                            ------------------------------------


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                                   SCHEDULE A

                                    Customers

------------------------------------------------ -------------------------------
AAI                                              Duramed
------------------------------------------------ -------------------------------
Academic Pharm                                   Dynagen
------------------------------------------------ -------------------------------
ALKO                                             Eckard & Associates
------------------------------------------------ -------------------------------
Alpharma                                         Effcon
------------------------------------------------ -------------------------------
Alra                                             Elan Transdermal
------------------------------------------------ -------------------------------
Altana                                           Elge
------------------------------------------------ -------------------------------
Alza                                             Endo Pharmaceuticals
------------------------------------------------ -------------------------------
American Generics                                Enos Pharmaceuticals
------------------------------------------------ -------------------------------
Amide                                            Eon
------------------------------------------------ -------------------------------
Anabolic                                         Eye Dynamics
------------------------------------------------ -------------------------------
Andrx                                            Ferndale
------------------------------------------------ -------------------------------
Anesta                                           Ferran Consulting
------------------------------------------------ -------------------------------
Apheresis Technology, Inc.                       Ferring Pharmaceuticals
------------------------------------------------ -------------------------------
Apotex                                           Forest
------------------------------------------------ -------------------------------
Apothecon                                        Futura Medical
------------------------------------------------ -------------------------------
Ascent Pediatrics                                G&W
------------------------------------------------ -------------------------------
Banaker Consultling                              Geneva
------------------------------------------------ -------------------------------
Banner Pharmacaps                                GenPharm
------------------------------------------------ -------------------------------
Barr Labs                                        GG Group
------------------------------------------------ -------------------------------
Bausch & Lomb                                    Gilead Sciences
------------------------------------------------ -------------------------------
Beach Products, Inc.                             Global
------------------------------------------------ -------------------------------
Bertek                                           Globomax
------------------------------------------------ -------------------------------
Beta Derm                                        Great Nations
------------------------------------------------ -------------------------------
Biocryst                                         Halsey
------------------------------------------------ -------------------------------
Biovail                                          Harmony
------------------------------------------------ -------------------------------
Brause Health                                    HiTech
------------------------------------------------ -------------------------------
Capricorn                                        Horizon
------------------------------------------------ -------------------------------
Capsugel                                         Ilex Oncology
------------------------------------------------ -------------------------------
Caraco Pharmaceutical                            Invamed
------------------------------------------------ -------------------------------
Carlsbad                                         Ivax
------------------------------------------------ -------------------------------
Catalytica Pharmaceuticals                       Kali
------------------------------------------------ -------------------------------
CB Fleet                                         KOS
------------------------------------------------ -------------------------------
Ceptyr Inc                                       KV
------------------------------------------------ -------------------------------
Ciba Vision                                      Lachmann
------------------------------------------------ -------------------------------
Cima Labs                                        Lavipharm
------------------------------------------------ -------------------------------
Clay Park                                        Lilly
------------------------------------------------ -------------------------------
Clonmel                                          Mallinckrodt
------------------------------------------------ -------------------------------
Concord labs                                     Martec
------------------------------------------------ -------------------------------
Copley                                           Merck Generic
------------------------------------------------ -------------------------------
Dey Labs, Inc.                                   Midlar
------------------------------------------------ -------------------------------
DPT                                              Mikart
------------------------------------------------ -------------------------------

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Dupont/Merck                                     Miran Consulting
------------------------------------------------ -------------------------------
Dupont Pharmaceutical                            ScandiPharm
------------------------------------------------ -------------------------------
Morton Grove Pharm.                              Seatrace
--------------------------------------------------------------------------------
Mova                                            Shein
--------------------------------------------------------------------------------
MTRA                                            Sidmail
--------------------------------------------------------------------------------
Mylan                                           Solvay
--------------------------------------------------------------------------------
NeoTherapeutics, Inc.                           Somerset Pharmaceutical
--------------------------------------------------------------------------------
Noven Pharmaceuticals                           Sovereign
--------------------------------------------------------------------------------
Novopharm                                       Staason
--------------------------------------------------------------------------------
Oakwood                                         Stieffel
--------------------------------------------------------------------------------
Ocumed                                          Taro
--------------------------------------------------------------------------------
Optime                                          Teva
--------------------------------------------------------------------------------
P-3 Consulting                                  Thames
--------------------------------------------------------------------------------
P.D.M. Pharmatec, Inc.                          Time Caps
--------------------------------------------------------------------------------
Paddock                                         UCB Pharma
--------------------------------------------------------------------------------
Par Pharmaceutical                              Unigen
--------------------------------------------------------------------------------
Perrigo                                         Union Springs
--------------------------------------------------------------------------------
PFI                                             Upsher Smith Labs, Inc.
--------------------------------------------------------------------------------
Pharma Science                                  Valley Forge Pharmaceuticals
--------------------------------------------------------------------------------
Pharmaconsult                                   Versapharm
--------------------------------------------------------------------------------
Pharmalogix, Inc.                               Watson-CA
--------------------------------------------------------------------------------
Pharmatec                                       Watson-Florida
--------------------------------------------------------------------------------
Purdue Pharmaceutical                           Westward
--------------------------------------------------------------------------------
Purepac                                         Wockhardt
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RanBaxy                                         ZARS
--------------------------------------------------------------------------------
Rosemont                                        Zenith
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Roxanne
--------------------------------------------------------------------------------
Rx-Otc Consultants
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